Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of News Corporation on Form 10-Q for the fiscal quarter ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned officers of News Corporation, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of News Corporation.

November 5, 2026

	By:	/s/ Robert J. Thomson
Robert J. Thomson Chief Executive Officer and Director

	By:	/s/ Lavanya Chandrashekar
Lavanya Chandrashekar Chief Financial Officer